                                  Exhibit 99.2

                           JOINT FILERS' SIGNATURES

Arrow Environmental SPV, LLC

By: /s/ Mark Spender                              Date: February 8, 2021
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    Name:  Mark Spender
    Title: Authorized Person

AS&M Holdings LP

By: AS&M Holdings GP LLC, its general partner

By: /s/ Chris Dillon                              Date: February 8, 2021
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    Name:  Chris Dillon
    Title: Authorized Person

AS&M Holdings GP LLC

By: /s/ Chris Dillon                              Date: February 8, 2021
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    Name:  Chris Dillon
    Title: Authorized Person

AS&M SPV, LLC

By: /s/ Chris Dillon                              Date: February 8, 2021
    ------------------------------
    Name:  Chris Dillon
    Title: Authorized Person

BCP Energy Services Executive Fund, LP

By: BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund-A, LP

By:  BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund, LP

By:  BCP Energy Services Fund GP, LP, its general partner

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund GP, LP

By: BCP Energy Services Fund UGP, LLC, its general partner

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
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    Name:  Jeffrey Jenkins
    Title: Authorized Person

BCP Energy Services Fund UGP, LLC

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
    ------------------------------
    Name:  Jeffrey Jenkins
    Title: Authorized Person

James Bernhard

By: /s/ James Bernhard                            Date: February 8, 2021
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Jeffrey Jenkins

By: /s/ Jeffrey Jenkins                           Date: February 8, 2021
    ------------------------------